UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 14, 2014

NEW SOURCE ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35809	38-3888132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
914 North Broadway, Suite 230
Oklahoma City, Oklahoma 73102
(405) 272-3028
(Address of Principal Executive Offices, Including Zip Code)
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On June 26, 2014, New Source Energy Partners L.P. ("NSLP" or the "Partnership") completed its acquisition of all of the outstanding membership interests in Erick Flowback Services, LLC and all of the outstanding membership interests in Rod's Production Services, L.L.C. (collectively, the "Acquired Companies"). Total consideration was approximately $125 million, consisting of (i) cash of approximately $57.3 million, (ii) 1,442,644 Partnership common units, including 30,867 common units for employees, valued at approximately $33.8 million based on the closing price of NSLP common units on the acquisition date, or June 26, 2014, (iii) contingent consideration valued at approximately $17.1 million, and (iv) the assumption of debt of approximately $16.8 million. Total consideration does not include 401,171 common units issued for the future settlement of phantom units awarded to employees as these phantom unit awards are considered compensation arrangements for future service.
NSLP is filing this amendment ("Amendment") to the Current Report on Form 8-K filed on July 1, 2014 to give effect to the acquisition of Erick Flowback Services, LLC and Rod's Production Services, L.L.C. NSLP's pro forma financial information is filed as Exhibit 99.7 to this Amendment. NSLP is also filing this Amendment to provide certain historical financial information about the Acquired Companies, which is filed as Exhibit 99.1 through Exhibit 99.6.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits:

23.1	Consent of Grant Thornton LLP, independent certified public accountants for Erick Flowback Services, LLC.

23.2	Consent of Grant Thornton LLP, independent certified public accountants for Rod's Production Services, L.L.C.

23.3	Consent of Briggs & Veselka Co., independent auditors for Rod's Production Services, L.L.C. and Erick Flowback Services, LLC.

99.1	Audited consolidated financial statements for the years ended December 31, 2013 and 2012 of Erick Flowback Services, LLC and the notes related thereto.

99.2	Audited consolidated financial statements for the year ended December 31, 2011 of Erick Flowback Services, LLC and the notes related thereto.

99.3	Unaudited consolidated financial statements for the three months ended March 31, 2014 and 2013 of Erick Flowback Services, LLC and the notes related thereto.

99.4	Audited financial statements for the year ended December 31, 2013 of Rod's Production Services, L.L.C. and the notes related thereto.

99.5	Audited financial statements for the years ended December 31, 2012 and 2011 of Rod's Production Services, L.L.C. and the notes related thereto.

99.6	Unaudited financial statements for the three months ended March 31, 2014 and 2013 of Rod's Production Services, L.L.C. and the notes related thereto.

99.7
Unaudited Pro Forma Condensed Combined Financial Information. Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2014 and the year ended December 31, 2013 and the related notes showing the pro forma effects of the acquisitions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Source Energy Partners L.P.

	By:	New Source Energy GP, LLC, its general partner

Dated: August 14, 2014	By:	/s/ Kristian B. Kos
	Name:	Kristian B. Kos
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP, independent certified public accountants for Erick Flowback Services, LLC.
23.2	Consent of Grant Thornton LLP, independent certified public accountants for Rod's Production Services, LLC.
23.3	Consent of Briggs & Veselka Co., independent auditors for Rod's Production Services, LLC and Erick Flowback Services, LLC.
99.1	Audited consolidated financial statements for the years ended December 31, 2013 and 2012 of Erick Flowback Services, LLC and the notes related thereto.
99.2	Audited consolidated financial statements for the year ended December 31, 2011 of Erick Flowback Services, LLC and the notes related thereto.
99.3	Unaudited consolidated financial statements for the three months ended March 31, 2014 and 2013 of Erick Flowback Services, LLC and the notes related thereto.
99.4	Audited financial statements for the year ended December 31, 2013 of Rod's Production Services, LLC and the notes related thereto.
99.5	Audited financial statements for the years ended December 31, 2012 and 2011 of Rod's Production Services, L.L.C. and the notes related thereto.
99.6	Unaudited financial statements for the three months ended March 31, 2014 and 2013 of Rod's Production Services, L.L.C. and the notes related thereto.
99.7
Unaudited Pro Forma Condensed Combined Financial Information. Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2014 and the year ended December 31, 2013 and the related notes showing the pro forma effects of the acquisitions.